Accounts Payable	12 Months Ended
Dec. 31, 2022
Accounts Payable [Abstract]
ACCOUNTS PAYABLE

10. ACCOUNTS PAYABLE

Accounts payable consisted of the amounts due to our suppliers for purchases of services.

As of December 31, 2021, there was a total of seven vendors, who filed lawsuits against the Group, and the balance of accounts payable associated with these lawsuits were $3.1 million. The balance recognized in accounts payable associated with lawsuits consisted of the unpaid claim amount, penalty and accrued interests, which were determined by the court verdicts.

In 2022, the Group had paid the associated claim amount, penalty, and accrued interests in full except one of the lawsuits was withdrawn in 2022 and settled and paid in 2023. The Group was exempted from the settlement of the enforcement payables in the total amount of US$0.6 million, which was reflected as other income (expenses), net in 2022. As of December 31, 2022, the balance of accounts payable associated with lawsuits was nil.